Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 08/30/2022 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **09/01/2022**.

Brad Raffensperger

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1003 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting the first paragraph of Section 3.1 of Article III of Vystar Corporation and substituting in lieu therefore the following language:

Section 3.1. The Corporation shall have the authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorize to issue is 520,000,000, of which 500,000,000 shall be Common Stock and 20,000,000 shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation there, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

ARTICLE THREE

The amendment provided for herein was duly adopted by the Shareholders of the Corporation on July 26, 2022 and by the Board of Directors on July 26, 2022, in accordance with Section 14-2-1003 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer, this 26th day of August, 2022.

VYSTAR CORPORATION

By: /s/ Steven Rotman

Name: Steven Rotman

Title: President and CEO

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 08/26/2022 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **08/30/2022**.

Brad Raffensperger

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1003 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting Section 3.1 of Article III of Vystar Corporation and substituting in lieu therefore the following language:

Section 3.1. The Corporation shall have the authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorize to issue is 15,150,000, of which 15,000,000 shall be Common Stock and 150,000 shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation there, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provisions of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

Upon this Articles of Amendment becoming effective pursuant to the Georgia Business Corporation Code (the "Effective Time"), each 100 shares of Common Stock issued and outstanding, or held by the Company in treasury immediately prior to the Effective Time (collectively, the "Old Common Stock"), shall automatically without further action on the part of the Company or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of new Common Stock (collectively, the "New Common Stock"). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old

Common Stock shall have been reclassified pursuant to this Articles of Amendment; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified pursuant to this Articles of Amendment, as well as any cash or additional share in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth below. There shall be no fractional shares issued with respect to the New Common Stock. In lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value for a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation's option.

The number of shares designated as Preferred Stock shall remain unchanged, provided, however, that the appropriate adjustments to the number of shares of Common Stock into which such shares of Preferred Stock shall be convertible, as set forth in in the applicable Certificate of Designations, shall be made.

ARTICLE THREE

The amendment provided for herein was duly adopted by the Shareholders of the Corporation on July 26, 2022, in accordance with Section 14-2-1003 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer, this 26th day of August, 2022.

VYSTAR CORPORATION

By: [signature]

Name: Steven Rotman
Title: President and CEO

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 07/06/2022 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **07/13/2022.**

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, Vystar Corporation (the "Corporation") does hereby adopt the following Articles of Amendment.

ARTICLE I.

The name of the Corporation is VYSTAR CORPORATION (the "Corporation").

ARTICLE II.

The Corporation's Articles of Incorporation are hereby amended by deleting Section 1 of the Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the 10% Series B Preferred Stock of Vystar Corporation and substituting in lieu therefore the following language to increasing the number of authorized shares from 1,000,000 to 2,500,000:

Section 1. **Designation; Number of Shares**. The shares of such series shall be designated as "10% Series B Preferred Stock" (the "*Series B Preferred Stock*"), and the number of shares constituting the Series B Preferred Stock shall be 2,500,000. Such number of shares may be decreased by resolution of the Board of Directors or any successor provision; provided, that no such decrease shall reduce the number of authorized shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Series B Preferred Stock.

ARTICLE III.

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on June 30, 2022, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Steven Rotman, its President and Chief Executive Officer this 30th day of June, 2022.

VYSTAR CORPORATION

By: [signature]

Name: Steven Rotman

Title: President/CEO

Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
2 Martin Luther King Jr. Dr. SE
Suite 313 West Tower
Atlanta, Georgia 30334
(404) 656-2817
sos.ga.gov

Electronically Filed
Secretary of State
Filing Date: 7/6/2022 3:40:38 PM

TRANSMITTAL INFORMATION FORM
BUSINESS AMENDMENT

1. **VYSTAR CORPORATION**
Entity Name

0368463
Entity Control No.

2. **DoMyLLC**
Name of Person Filing Business Amendment

5716 Corsa Ave Suite 110	**Westlake Village**	**CA**	**91362**
Address	City	State	Zip Code

3. Submitted with this filing is a filing fee of $20.00 payable to "Secretary of State". Filing fees are non-refundable.

I understand that this Transmittal Information Form is included as part of my filing, and the information on this form will be entered in the Secretary of State business entity database. I certify that the above information is true and correct to the best of my knowledge.

Steven Rotman
Signature of Authorized Person

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 07/06/2022 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **07/08/2022.**

Brad Raffensperger

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, Vystar Corporation (the "Corporation") does hereby adopt the following Articles of Amendment.

ARTICLE I.

The name of the Corporation is VYSTAR CORPORATION (the "Corporation").

ARTICLE II.

The Corporation's Articles of Incorporation are hereby amended by adding the terms of the Series C Preferred Stock as set forth in the Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Series C Preferred Stock of Vystar Corporation set forth below.

ARTICLE III.

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on June 30, 2022, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the 10% Series C Preferred Stock of Vystar Corporation

Section 1. Designation; Number of Shares. The shares of such series shall be designated as "10% Series C Preferred Stock" (the "*Series C Preferred Stock*"), and the number of shares constituting the Series C Preferred Stock shall be 2,500,000. Such number of shares may be decreased by resolution of the Board of Directors or any successor provision; provided, that no such decrease shall reduce the number of authorized shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Series C Preferred Stock.

Section 2. Stated Capital. The amount to be represented in the stated capital of the Corporation for each share of Series C Preferred Stock **shall be $0.0001**.

Section 3. Rank. The Series C Preferred Stock shall rank prior to all of the Corporation's Common Stock, par value $0.0001 per share (the "Common Stock"), now outstanding or hereafter issued, as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and pari passu with any outstanding shares of the 10% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and Series B Preferred Stock.

Section 4. **Dividends**. So long as any shares of Series C Preferred Stock remain outstanding:

(a) If the Corporation makes any dividend or distribution of cash, securities (including, but not limited to, rights, warrants, options or evidences of indebtedness) or properties or assets on shares of Common Stock, then the Corporation shall simultaneously declare and pay a dividend or distribution on shares of Series C Preferred Stock in the amount of dividends or distributions that would be made with respect to shares of Series C Preferred Stock if such shares were converted **into 1,000 shares of Common Stock** on the record date for such dividend or distribution (or if no record date is established, at the date such dividend or distribution is declared).

(b) The holders of Series C Preferred Stock shall be entitled to receive dividends out of any funds legally available therefor prior and preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of this Corporation's Common Stock) at a rate equal to **ten percent (10%) cumulatively** for such shares of Series C Preferred Stock per annum.

Section 5. **Liquidation Preference**. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to **$2.61 per share**, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Series C Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock") but ranking pari passu as to the Series A Preferred Stock and the Series B Preferred Stock. After payment in full of the liquidation preference of the shares of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock as if a single class of stock. A merger or consolidation (other than one in which stockholders of the Corporation own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5, thereby triggering payment of the liquidation preferences described above, unless the holders of 75% of the Series C Preferred Stock elect otherwise.

Section 6. **No Redemption**. The shares of Series C Preferred Stock shall not be redeemable.

Section 7. **Voting Rights**. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation, each holder of outstanding shares of Series C Preferred Stock shall be **entitled to cast 1,000**

votes for every share of Series C Preferred Stock, which shall be included with the number of whole shares of Common Stock, as of the record date for determining stockholders entitled to vote on such matter. Holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall vote together with the holders of Common Stock as a single class.

Section 8. Certain Actions Not to be Taken Without Vote of Holders of Series C Preferred Stock. So long as 10% of the shares of Series C Preferred Stock are outstanding, in addition to any other vote or approval required under the Bylaws of the Corporation, the Corporation will not, without the written consent of the holders of at least 75% of the Series C Preferred Stock, either directly or by amendment, merger, consolidation or otherwise (i) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Series C Preferred Stock, or increase the authorized number shares of Series C Preferred Stock or (ii) purchase or redeem or pay any dividend on any capital stock prior to the Series C Preferred Stock other than stock repurchased from former employees or consultants in connection with the cessation of their employment or services, as the case may be, at the lower of fair market value or cost, other than as approved by the Board of Directors.

Section 9. Conversion. The holders of Series C Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

(a) Right to Convert. At any time and from time to time, the holder of any shares of Series C Preferred Stock may, at such holder's option, subject to the limitations set forth in Subsection (h) herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series C Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to **1,000** shares of common stock per every share of Series C Preferred Stock (the "Conversion Ratio"). The Corporation shall keep written records of the conversion of the shares of Series C Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates (or lost stock indemnity) representing the shares of Series C Preferred Stock upon complete conversion of the Series C Preferred Stock.

(b) Mechanics of Voluntary Conversion. The Voluntary Conversion of Series C Preferred Stock shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Series C Preferred Stock into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) transmit by email (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice"), to the Corporation, and (B) with respect to the final conversion of shares of Series C Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Corporation as soon as practicable following such Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series C Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Series C Preferred Stock Certificates").

(ii) Corporation's Response. Upon receipt by the Corporation of an email copy of a Conversion Notice, the Corporation shall immediately send, via email, a confirmation of receipt of such Conversion Notice to such holder and the Corporation or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Corporation of the executed Conversion Notice, issue and deliver or cause to be delivered a certificate or certificates registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

(iii) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(c) Conversion Price. The term "Conversion Price" shall mean $2.61 per share, subject to adjustment under Subsection (d) below.

(d) Adjustments of Conversion Price.

(i) Stock Dividends and Splits. If the Corporation, at any time while any share of Series C Preferred is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion of the shares of Series C Preferred Stock shall be proportionately adjusted such that the aggregate Conversion Price of the Series C Preferred Stock shall remain unchanged. Any adjustment made pursuant to this Subsection shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(ii) Fundamental Transaction. If, at any time while any shares of the Series C Preferred Stock are outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a "Fundamental

Transaction"), then, upon any subsequent conversion of the Series C Preferred Stock, the holders of the Series C Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which the Series C Preferred Stock is convertible immediately prior to such event. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holders of the Series C Preferred Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series C Preferred Stock following such Fundamental Transaction. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Subsection and insuring that the Series C Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(iii) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price upon (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, or (ii) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans outstanding as they exist on the Issuance Date and approved by the Company's Board of Directors.

(e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation's option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(f) Reservation of Common Stock. The Corporation shall, so long as any shares of Series C Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series C Preferred Stock then outstanding (without regard to the limitations on conversion set forth in Subsection (h) hereof).

(g) Reissuance. No shares of Series C Preferred Stock which have been converted to Common Stock shall be reissued by the Company, provided, however, that any such share, upon being converted and canceled, shall be restored to the status of an authorized but unissued share of Series C Preferred Stock without designation as to series, rights or preferences and may thereafter be issued as a share of Series C Preferred Stock not designated as Series C Preferred Stock.

(h) No Preemptive Rights. Subject to any existing agreements between the Company and a holder of Series C Preferred Stock, no holder of the Series C Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Steven Rotman, its President and Chief Executive Officer this 30th day of June, 2022.

VYSTAR CORPORATION

By: ______________________________

Name: Steven Rotman

Title: President/CEO

Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
2 Martin Luther King Jr. Dr. SE
Suite 313 West Tower
Atlanta, Georgia 30334
(404) 656-2817
sos.ga.gov

Electronically Filed
Secretary of State
Filing Date: 7/6/2022 3:45:23 PM

TRANSMITTAL INFORMATION FORM
BUSINESS AMENDMENT

1. **VYSTAR CORPORATION**
Entity Name

0368463
Entity Control No.

2. **DoMyLLC**
Name of Person Filing Business Amendment

Address	City	State	Zip Code
5716 Corsa Ave Suite 110	**Westlake Village**	**CA**	**91362**

3. Submitted with this filing is a filing fee of $20.00 payable to "Secretary of State". Filing fees are non-refundable.

I understand that this Transmittal Information Form is included as part of my filing, and the information on this form will be entered in the Secretary of State business entity database. I certify that the above information is true and correct to the best of my knowledge.

Steven Rotman
Signature of Authorized Person

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brad Raffensperger**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 04/07/2022 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **04/11/2022.**

Brad Raffensperger

Brad Raffensperger
Secretary of State

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF
VYSTAR CORPORATION

ARTICLE I.

The name of the Corporation is VYSTAR CORPORATION (the "Corporation").

ARTICLE II.

The Corporation's Articles of Incorporation are hereby amended by adding the terms of the Series B Preferred Stock as set forth in the Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Series B Preferred Stock of Vystar Corporation set forth below.

ARTICLE III.

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on February 25, 2022, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the 10% Series B Preferred Stock of Vystar Corporation

Section 1. Designation; Number of Shares. The shares of such series shall be designated as "10% Series B Preferred Stock" (the "*Series B Preferred Stock*"), and the number of shares constituting the Series B Preferred Stock shall be **1,000,000.** Such number of shares may be decreased by resolution of the Board of Directors or an0 successor provision; provided, that no such decrease shall reduce the number of authorized shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Series B Preferred Stock.

Section 2. Stated Capital. The amount to be represented in the stated capital of the Corporation for each share of Series B Preferred Stock **shall be $0.0001**.

Section 3. Rank. The Series B Preferred Stock shall rank prior to all of the Corporation's Common Stock, par value $0.0001 per share (the "Common Stock"), now outstanding or hereafter issued, as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and pari passu with any outstanding shares of Series B Preferred Stock.

Section 4. Dividends. So long as any shares of Series B Preferred Stock remain outstanding:

(a) If the Corporation makes any dividend or distribution of cash, securities (including, but not limited to, rights, warrants, options or evidences of indebtedness) or properties or assets on shares of Common Stock, then the Corporation shall simultaneously declare and pay a dividend or distribution on shares of Series B Preferred Stock in the amount of dividends or distributions that would be made with respect to shares of Series B Preferred Stock if such shares were converted **into 1,000 shares of Common Stock** on the record date for such dividend or distribution (or if no record date is established, at the date such dividend or distribution is declared).

(b) The holders of Series B Preferred Stock shall be entitled to receive dividends out of any funds legally available therefor prior and preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of this Corporation's Common Stock) at a rate equal to **ten percent (10%) cumulatively** for such shares of Series B Preferred Stock per annum.

Section 5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to **$7 per share**, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Series B Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "Junior Liquidation Stock." After payment in full of the liquidation preference of the shares of the Series B Preferred Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Series B Preferred Stock as if a single class of stock. A merger or consolidation (other than one in which stockholders of the Corporation own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5, thereby triggering payment of the liquidation preferences described above, unless the holders of 75% of the Series B Preferred Stock elect otherwise.

Section 6. No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

Section 7. Voting Rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation, each holder of outstanding shares of Series B Preferred Stock shall be **entitled to cast 1,000 votes** for every share of Series B Preferred Stock, which shall be included with the number of whole shares of Common Stock, as of the record date for determining stockholders entitled to vote on such matter. Holders of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.

Section 8. Certain Actions Not to be Taken Without Vote of Holders of Series B Preferred Stock. So long as 10% of the shares of Series B Preferred Stock are outstanding, in addition to any other vote or approval required under the Bylaws of the Corporation, the Corporation will not, without the written consent of the holders of at least 75% of the Series B Preferred Stock, either directly or by amendment, merger, consolidation or otherwise (i) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Series B Preferred Stock, or increase the authorized number shares of Series B Preferred Stock or (ii) purchase or redeem or pay any dividend on any capital stock prior to the Series B Preferred Stock other than stock repurchased from former employees or consultants in connection with the cessation of their employment or services, as the case may be, at the lower of fair market value or cost, other than as approved by the Board of Directors.

Section 9. Conversion. The holders of Series B Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

(a) Right to Convert. At any time and from time to time, the holder of any shares of Series B Preferred Stock may, at such holder's option, subject to the limitations set forth in Subsection (h) herein, elect to convert (a "Voluntary Conversion") all or any portion of the shares of Series B Preferred Stock held by such person into a number of fully paid and nonassessable shares of Common Stock equal to **1,000** shares of common stock per every share of Series B Preferred Stock (the "Conversion Ratio"). The Corporation shall keep written records of the conversion of the shares of Series B Preferred Stock converted by each holder. A holder shall be required to deliver the original certificates (or lost stock indemnity) representing the shares of Series B Preferred Stock upon complete conversion of the Series B Preferred Stock.

(b) Mechanics of Voluntary Conversion. The Voluntary Conversion of Series B Preferred Stock shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Series B Preferred Stock into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) transmit by email (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice"), to the Corporation, and (B) with respect to the final conversion of shares of Series B Preferred Stock held by any holder, such holder shall surrender to a common carrier for delivery to the Corporation as soon as practicable following such Conversion Date but in no event later than six (6) business days after such date the original certificates representing the shares of Series B Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Series B Preferred Stock Certificates").

(ii) Corporation's Response. Upon receipt by the Corporation of a email copy of a Conversion Notice, the Corporation shall immediately send, via email, a confirmation of receipt of such Conversion Notice to such holder and the Corporation or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Corporation of the executed Conversion Notice, issue and

deliver or cause to be delivered a certificate or certificates registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.

(iii) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of the Series B Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(c) Conversion Price. The term "Conversion Price" shall mean $7.00 per share, subject to adjustment under Subsection (d) below.

(d) Adjustments of Conversion Price.

(i) Stock Dividends and Splits. If the Corporation, at any time while any share of Series B Preferred is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion of the shares of Series B Preferred Stock shall be proportionately adjusted such that the aggregate Conversion Price of the Series B Preferred Stock shall remain unchanged. Any adjustment made pursuant to this Subsection shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(ii) Fundamental Transaction. If, at any time while any shares of the Series B Preferred Stock are outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a "Fundamental Transaction"), then, upon any subsequent conversion of the Series B Preferred Stock, the holders of the Series B Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such merger, consolidation

or disposition of assets by a holder of the number of shares of Common Stock for which the Series B Preferred Stock is convertible immediately prior to such event. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holders of the Series B Preferred Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series B Preferred Stock following such Fundamental Transaction. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Subsection and insuring that the Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(iii) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price upon (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, or (ii) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans outstanding as they exist on the Issuance Date and approved by the Company's Board of Directors.

(e) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation's option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(f) Reservation of Common Stock. The Corporation shall, so long as any shares of Series B Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B Preferred Stock then outstanding (without regard to the limitations on conversion set forth in Subsection (h) hereof).

(g) Reissuance. No shares of Series B Preferred Stock which have been converted to Common Stock shall be reissued by the Company, provided, however, that any such share, upon being converted and canceled, shall be restored to the status of an authorized but unissued share of Series B Preferred Stock without designation as to series, rights or preferences

and may thereafter be issued as a share of Series B Preferred Stock not designated as Series B Preferred Stock.

(h) No Preemptive Rights. Subject to any existing agreements between the Company and a holder of Series B Preferred Stock, no holder of the Series B Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

(i) Conversion Restrictions. Notwithstanding anything to the contrary set forth in Section 5 of this Certificate of Designation, at no time may a holder of shares of Series B Preferred Stock convert shares of the Series B Preferred Stock on a date that is on or before August 30, 2022.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Steven Rotman, its President and Chief Executive Officer this 25 day of February, 2022.

VYSTAR CORPORATION

By: [signature]

Name:__ Steven Rotman

Title:_CEO

Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
2 Martin Luther King Jr. Dr. SE
Suite 313 West Tower
Atlanta, Georgia 30334
(404) 656-2817
sos.ga.gov

Electronically Filed
Secretary of State
Filing Date: 4/7/2022 6:17:49 PM

TRANSMITTAL INFORMATION FORM
BUSINESS AMENDMENT

1. **VYSTAR CORPORATION**
   Entity Name

   0368463
   Entity Control No.

2. **DoMyLLC.com, LLC**
   Name of Person Filing Business Amendment

Address	City	State	Zip Code
5716 Corsa Ave Suite 110	**Westlake Village**	**CA**	**91362**

3. Submitted with this filing is a filing fee of $20.00 payable to "Secretary of State". Filing fees are non-refundable.

   I understand that this Transmittal Information Form is included as part of my filing, and the information on this form will be entered in the Secretary of State business entity database. I certify that the above information is true and correct to the best of my knowledge.

   Steven Pickett
   Signature of Authorized Person

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Robyn A. Crittenden**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 01/02/2019 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **01/04/2019**.

Robyn A. Crittenden
Secretary of State

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation ae hereby amended by deleting Section 3.1 of Article III of the Amended and Restated Articles of Incorporation of Vystar Corporation and substituting in lieu therefore the following language:

Section 3.1. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Billion Five Hundred Fifteen Million (1,515,000,000) shares of which One Billion Five Hundred Million (1,500,000,000) shall be Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provision of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

ARTICLE THREE

The amendment provided for herein was duly adopted by the Shareholders of the Corporation on December 31, 2018, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code.

VYSTAR CORPORATION

By:________________________

Name: Steven Rotman

Title: President and CEO

2019 JAN -2 PM 3: 34

SECRETARY OF STATE
CORPORATIONS DIVISION

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Robyn A. Crittenden**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 11/27/2018 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **11/29/2018.**

Robyn A. Crittenden
Secretary of State

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation ae hereby amended by deleting Section 3.1 of Article III of the Amended and Restated Articles of Incorporation of Vystar Corporation and substituting in lieu therefore the following language:

Section 3.1. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Two Hundred Seventy-five Million (975,000,000) shares of which Nine Hundred Sixty Million (960,000,000) shall be Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provision of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

ARTICLE THREE

The amendment provided for herein was duly adopted by the Shareholders of the Corporation on November 25, 2018, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code.

VYSTAR CORPORATION

By:________________________

Name: Steven Rotman

Title: President and CEO

2018 NOV 27 PM 3:43
SECRETARY OF STATE
CORPORATIONS DIVISION

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brian P. Kemp**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 04/24/2018 and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **04/27/2018**.

Brian P. Kemp
Secretary of State

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1003 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting Section 3.1 of Article III of Amended and Restated Articles of Incorporation of Vystar Corporation and substituting in lieu therefore the following language:

Section 3.1. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Six Hundred Fifteen Million (615,000,000) shares of which Six Hundred Million (600,000,000) shall be Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provision of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

ARTICLE THREE

The amendment provided for herein was duly adopted by the Shareholders of the Corporation on April 18, 2018, in accordance with Section 14-2-1003 of the Georgia Business Corporation Code.

VYSTAR CORPORATION

By: [signature]

Name: Steven Rotman
Title: President and CEO

2018 APR 27 PM 4:44

ATL 22741933v1

Control Number : 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF RESTATED ARTICLES

I, Brian P. Kemp, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION

a Domestic Profit Corporation

has amended and filed duly restated articles on 12/28/2016 in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said restated articles.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on 01/18/2017

Brian P. Kemp
Secretary of State

CERTIFICATE OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF VYSTAR CORPORATION

Pursuant to Section 14-2-1007 of the Georgia Business Corporation Code, Vystar Corporation, a Georgia Corporation, hereby certifies that:

I.

The name of the Corporation is: Vystar Corporation.

II.

Pursuant to Section 14-2-821 of the Georgia Business Corporation Code, the Board of Directors of the Corporation duly adopted resolutions on November 1, 2016, setting forth and declaring advisable that the Corporation amend and restate its Articles of Incorporation by deleting the provisions thereof in their entirety and substituting in lieu thereof new provisions so that, as amended and restated, the provisions shall read in their entirety as hereinafter set forth.

III.

The Amended and Restated Articles of Incorporation contain amendments which require shareholder approval.

IV.

Pursuant to Section 14-2-704 of the Georgia Business Corporation Code, a majority of the shareholders of the Corporation duly adopted effective November 1, 2016, resolutions approving and adopting the Amended and Restated Articles of Incorporation.

V.

The Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto.

VI.

The Amended and Restated Articles of Incorporation are attached hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amended and Restated Articles of Incorporation to be executed by its duly authorized officer this 28th day of December, 2016.

VYSTAR CORPORATION

By: ______________________

Name: William R. Doyle

Title: Chairman and Chief Executive Officer

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

I.
NAME

The name of the Corporation is Vystar Corporation (hereinafter, the "Corporation").

II.
PURPOSES

The Corporation is organized for the purpose of engaging in any and all lawful businesses not specifically prohibited to Corporations for profit under the laws of the State of Georgia, and the Corporation shall have all powers necessary to conduct any such businesses and all other powers enumerated in the Georgia Business Corporation Code (the "Code") or under any act amendatory thereof, supplemental thereto or substituted therefor.

III.
AUTHORIZED SHARES

Section 3.1 The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Two Hundred Sixty Five Million (265,000,000) shares of which Two Hundred Fifty Million (250,000,000) shall be Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001. The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provision of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

Section 3.2 Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Series A Cumulative Convertible Preferred Stock:

Section 1. Designation; Number of Shares. The shares of such series shall be designated as "10% Series A Cumulative Convertible Preferred Stock" (the "*Convertible Preferred Stock*"), and the number of shares constituting the Convertible Preferred Stock shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors or any successor provision; *provided*, that no such decrease shall reduce the number of authorized shares of Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Convertible Preferred Stock.

Section 2. Stated Capital. The amount to be represented in the stated capital of the Corporation for each share of Convertible Preferred Stock shall be $0.0001.

Section 3. Rank. The Convertible Preferred Stock shall rank prior to all of the Corporation's Common Stock, par value $0.0001 per share (the *"Common Stock"*), now outstanding or hereafter issued, as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Section 4. Dividends. So long as any shares of Convertible Preferred Stock remain outstanding:

(a) If the Corporation makes any dividend or distribution of cash, securities (including, but not limited to, rights, warrants, options or evidences of indebtedness) or properties or assets on shares of Common Stock, then the Corporation shall simultaneously declare and pay a dividend or distribution on shares of Convertible Preferred Stock in the amount of dividends or distributions that would be made with respect to shares of Convertible Preferred Stock if such shares were converted into shares of Common Stock on the record date for such dividend or distribution (or if no record date is established, at the date such dividend or distribution is declared).

(b) The holders of Convertible Preferred Stock shall be entitled to receive dividends out of any funds legally available therefor prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of this Corporation's Common Stock) at a rate equal to ten percent (10%) cumulatively for such shares of Preferred Stock per annum.

Section 5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation whether such assets constitute stated capital or surplus of any nature, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $10 per share, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as *"Junior Liquidation Stock"*). After payment in full of the liquidation preference of the shares of the Convertible Preferred Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Convertible Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Convertible Preferred Stock then held by them. A merger or consolidation (other than one in which stockholders of the Corporation own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5, thereby triggering payment of the liquidation preferences described above, unless the holders of 75% of the Convertible Preferred Stock elect otherwise.

Section 6. No Redemption. The shares of Convertible Preferred Stock shall not be redeemable.

Section 7. Conversion.

(a) *Conversion at Option of Holders.*

(i) Subject to the limitation set forth in Section 7(e), holders of Convertible Preferred Stock may on or after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, at their option upon surrender of the certificates therefor, convert up to five percent (5%) of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) and an additional five percent (5%) of their Shares each subsequent monthly anniversary. Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Convertible Preferred Stock may initially be converted into full shares of Common Stock as is determined by *dividing* (A) the Original Issue Price by (B) the Conversion Price, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the *"Conversion Rate"*). *"Original Issue Price"* means $10. *"Conversion Price"* means $0.075.

(ii) The right of holders of Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Convertible Preferred Stock in a name other than that of the holder of the shares of Convertible Preferred Stock being converted, nor shall the Corporation shall be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(b) *Mandatory Conversion.* Subject to the limitation set forth in Section 7(e), each share of Convertible Preferred Stock shall be automatically converted into shares of Common Stock at the then effective Conversion Rate (i) upon the date on which at least 75% of the outstanding shares of Convertible Preferred Stock elect such conversion or (ii) upon the closing of an offering of equity securities for the account of the Corporation (other than by sale of the Convertible Preferred Stock pursuant to the Securities Purchase Agreement), *provided* that the aggregate gross proceeds to the Corporation are $10 million or more (net of underwriting commissions and expenses) (an *"Equity Offering"*), *provided further* that the Convertible Preferred Stock shall not be deemed to have converted until immediately after the closing of the Equity Offering.

(c) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Convertible Preferred Stock outstanding upon the basis hereinbefore provided shall at all times, after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive

rights, for conversion of the outstanding Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Convertible Preferred Stock.

(d) Upon the surrender of certificates representing shares of convertible preferred stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the common stock issuable upon such conversion, and all rights with respect to the shares surrender shall forthwith terminate except the right to receive the common stock or other securities, cash or other assets as herein provided.

Section 8. Adjustments to Conversion Rate.

(a) Notwithstanding anything in this Section 8 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 8 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 8 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows: In case the Corporation shall (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine the shares of its outstanding Common Stock into a smaller number of shares or (D) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of such event had such Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in comlection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) Except as otherwise provided above in this Section 8, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

(c) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall send to each transfer agent for the Convertible Preferred Stock and the Common Stock, a statement signed by the Chairman of the Board of Directors, the President or Chief Executive Officer of the Corporation and by its Treasurer or its Secretary stating the adjusted Conversion Rate determined as provided in this Section 8; and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Rate is adjusted, the Corporation shall give notice by mail at the time of, and together with, the next dividend payment to the holders of record of Convertible Preferred Stock, setting forth the adjustment and the new Conversion Rate and Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

(d) Whenever the Corporation shall propose to take any of the actions specified in subparagraph (a) of this Section 8 which would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action to the holders of

record of the outstanding Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.

Section 9. Convertible Preferred Stock Not Redeemable at Option of Holders or Exchangeable; No Sinking Fund. The Convertible Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock or indebtedness of the Corporation or other property. The shares of Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

Section 10. Voting Rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation, each holder of outstanding shares of Convertible Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which the shares of Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class.

Section 11. Certain Actions Not to be Taken Without Vote of Holders of Convertible Preferred Stock. So long as 10% of the shares of Convertible Preferred Stock are outstanding, in addition to any other vote or approval required under the Bylaws of the Corporation, the Corporation will not, without the written consent of the holders of at least 75% of the Convertible Preferred Stock, either directly or by amendment, merger, consolidation or otherwise (i) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Convertible Preferred Stock, or increase the authorized number of shares of Convertible Preferred Stock or (ii) purchase or redeem or pay any dividend on any capital stock prior to the Convertible Preferred Stock other than stock repurchased from former employees or consultants in connection with the cessation of their employment or services, as the case may be, at the lower of fair market value or cost, other than as approved by the Board of Directors.

Section 12. Outstanding Shares. For purposes of this Certificate of Designations, all shares of Conveltible Preferred Stock shall be deemed outstanding except for (a) shares of Convertible Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of sun-ender of certificates representing Convertible Preferred Stock for conversion pursuant to Section 7, all shares of Convertible Preferred Stock which have been converted into Common Stock or other securities or property pursuant to Section 7.

IV.
REGISTERED OFFICE AND AGENT

The street address and county of the registered office of the Corporation is Wilson Dean Waters, 2480 Briarcliff Rd NE, #6, Suite 159, Atlanta, GA 30329

V.
PRINCIPAL OFFICE

The mailing address of the principal office of the Corporation is 2480 Briarcliff Rd NE, #6, Suite 159, Atlanta, GA 30329.

VI. DIRECTORS

Section 6.1 Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. Subject to the rights of the holders of one or more series of preferred stock then outstanding as provided for or fixed pursuant to the provisions of Article III, the total number of directors constituting the entire Board of Directors of the Corporation shall not be less than five (5) nor more than seven (7), with the then-authorized number of directors fixed from time to time by the Board of Directors.

Section 6.2 Classes of Directors. Effective in connection with the Corporation's 2016 annual meeting of shareholders and thereafter, the Board of Directors shall be and is divided into two classes, as nearly equal in number as possible, designated: One Year Class and Two Year Class. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 6.3 Terms of Office. Each director initially appointed to the One Year Class shall serve for an initial term expiring at the Corporation's 2017 annual meeting of shareholders following the effectiveness of this provision; each director initially appointed to the Two Year Class shall serve for an initial term expiring at the Corporation's 2018 annual meeting of shareholders following the effectiveness of this provision; *provided further*, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

Section 6.4 Vacancies. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

Section 6.5 Authority. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized: (i) to make, alter or repeal the Bylaws of the Corporation; (ii) to authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation; (iii) to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created; (iv) by resolution adopted at a regular or special meeting of the Board of Directors, to authorize the issuance of any series of preferred stock or any debt security of the Corporation, with full, limited or no voting power, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors; (v) by resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the resolution or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the Bylaws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors; and (vi) when and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a shareholders' meeting duly called for that purpose to sell, lease or exchange all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole

or in part shares of stock in, and/or other securities of, any other business entity or entities, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

VII.
LIMITATIONS ON DIRECTOR AND OFFICER LIABILITY

No Director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a Director or officer, except for liability (1) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (2) for acts or omissions which involve intentional misconduct or a knowing violation of the law; (3) for the types of liability set forth in Section 14-2-832 of the Code; or (4) for any transaction from which the Director received an improper personal benefit. If the Code is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation shall be limited to the fullest extent permitted by the Code, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a Director or officer of the Corporation existing at the time of such repeal or modification.

VIII.
ACTION WITHOUT MEETING

In addition to and not in limitation of any other provisions of the Code and the bylaws of the Corporation, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting of the shareholders if the action is evidenced by one or more written consents describing the action taken, signed by the shareholders who would be entitled to vote at a meeting that number of shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. No written consent signed under this provision shall be valid unless the consenting shareholder has been furnished the same material that, under the Code, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, or it contains an express waiver of the rights to receive such material.

IX.
AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

Control No.: 0368463

STATE OF GEORGIA

Secretary of State
Corporations Division
313 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brian P. Kemp,** The Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION
a Domestic For-Profit Corporation

is hereby issued a CERTIFICATE OF AMENDMENT under the laws of the State of Georgia on **March 16, 2015** by the filing of all documents in the Office of the Secretary of State and by the paying of all fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on May 20, 2015

Brian P. Kemp
Secretary of State

Tracking #: 7USVript

TRIAD
PROFESSIONAL SERVICES

Triad Professional Services, LLC
1720 Windward Concourse, Suite 390
Alpharetta, GA 30005

TEL: 877-805-6723
FAX: 770-220-1943

March 16, 2015

VIA COURIER

Secretary of State
Corporations Division
2 Martin Luther King, Jr. Drive
Suite 315, West Tower
Atlanta, Georgia 30334

RE: **Articles of Amendment – VYSTAR CORPORATION**

Dear Sir/Madam:

Enclosed for filing on an routine basis are the following documents:

1. Articles of Amendment ; and

2. A check in the amount of $20.00 in payment of the filing.

Please return the Articles of Amendment to the attention of the undersigned via e-mail at lmiller@triadperos.com.

Thank you in advance. If you encounter any problems with the enclosed, please contact me at 770-777-2091.

Sincerely,

Linda Miller

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting Section 7(a)(i) of the terms of the Series A Cumulative Convertible Preferred Stock of Vystar Corporation and substituting in lieu therefore the following language:

"(a) *Conversion at Option of Holders.*

(i) Holders of Convertible Preferred Stock may on or after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, at their option upon surrender of the certificates therefor, convert all or part of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided). Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Convertible Preferred Stock may initially be converted into full shares of Common Stock as is determined by *dividing* (A) the Original Issue Price plus an amount equal to the dividends accumulated and unpaid at the annual rate of ten percent (10%) per annum, by (B) the Conversion Price, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "*Conversion Rate*"). "*Original Issue Price*" means $10. "*Conversion Price*" means $0.075."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on November 25, 2014, 2015, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer, this 6th day of March, 2015.

VYSTAR CORPORATION

By: /s/ William R. Doyle
Name: William R. Doyle
Title: Chairman, President and CEO

2015 MAR 16 PM 2:57
SECRETARY OF STATE
CORPORATIONS DIVISION

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to Section 14-2-1002 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting Section 7(a)(i) of the terms of the Series A Cumulative Convertible Preferred Stock of Vystar Corporation and substituting in lieu therefore the following language:

"(a) *Conversion at Option of Holders.*

(i) Holders of Convertible Preferred Stock may on or after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, at their option upon surrender of the certificates therefor, convert all or part of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided). Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Convertible Preferred Stock may initially be converted into full shares of Common Stock as is determined by *dividing* (A) the Original Issue Price plus an amount equal to the dividends accumulated and unpaid at the annual rate of ten percent (10%) per annum, by (B) the Conversion Price, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "*Conversion Rate*"). "*Original Issue Price*" means $10. "*Conversion Price*" means $0.075."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on November 25, 2014, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer, this 6th day of March, 2015.

VYSTAR CORPORATION

By: /s/ William R. Doyle
Name: William R. Doyle
Title: Chairman, President and CEO

2015 MAY 20 AM 10: 25
SECRETARY OF STATE
CORPORATIONS DIVISION

ATL 20485658v1

Control No.: 0368463

STATE OF GEORGIA

Secretary of State
Corporations Division
313 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brian P. Kemp,** The Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION
a Domestic For-Profit Corporation

is hereby issued a CERTIFICATE OF AMENDMENT under the laws of the State of Georgia on **March 25, 2014** by the filing of all documents in the Office of the Secretary of State and by the paying of all fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on April 16, 2014

Brian P. Kemp
Secretary of State

Tracking #: TuTweb9N

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to the provisions of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation be amended by deleting the first paragraph of Article Four in its entirety and substituting therefore the following language:

"The Corporation shall have the authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Hundred Sixty-Five Million (165,000,000) shares of which One Hundred Fifty Million (150,000,000) shall be shares of Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock and Preferred Stock shall have a par value $.0001."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on September 16, 2013.

ARTICLE FOUR

The amendment provided for herein was duly adopted by the shareholders of the Corporation on September 16, 2013.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officer, this 20th day of September, 2013.

VYSTAR CORPORATION, INC.

By: W. Dean Waters
Title: Chief Financial Officer

2014 MAR 25 PM 4:58
SECRETARY OF STATE
CORPORATIONS DIVISION

Control No.: 0368463

STATE OF GEORGIA

Secretary of State
Corporations Division
313 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brian P. Kemp,** The Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION
a Domestic For-Profit Corporation

is hereby issued a CERTIFICATE OF AMENDMENT under the laws of the State of Georgia on **September 26, 2013** by the filing of all documents in the Office of the Secretary of State and by the paying of all fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on October 15, 2013

Brian P. Kemp
Secretary of State

Tracking #: 9EJkykzt

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

Pursuant to the provisions of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation be amended by deleting the first paragraph of Article Four in its entirety and substituting therefore the following language:

"The Corporation shall have the authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Hundred Sixty-Five Million (165,000,000) shares of which One Hundred Fifty Million (150,000,000) shall be shares of Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock and Preferred Stock shall have a par value $.0001."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on September 16, 2013.

ARTICLE FOUR

The amendment provided for herein was duly adopted by the shareholders of the Corporation on September 16, 2013.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officer, this 20th day of September, 2013.

VYSTAR CORPORATION, INC.

[signature]

By: W. Dean Waters
Title: Chief Financial Officer

RECEIVED
SEP 26 2013
SECRETARY OF STATE

TL 19315804v1

Control No.: 0368463

STATE OF GEORGIA

Secretary of State
Corporations Division
313 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

I, **Brian P. Kemp,** The Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION
a Domestic For-Profit Corporation

is hereby issued a CERTIFICATE OF AMENDMENT under the laws of the State of Georgia on **May 03, 2013** by the filing of all documents in the Office of the Secretary of State and by the paying of all fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on May 06, 2013

Brian P. Kemp
Secretary of State

Tracking #: 6cRshQ2Q

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION

ARTICLE I.

The name of the Corporation is VYSTAR CORPORATION. (the "Corporation").

ARTICLE II.

The Corporation's Articles of Incorporation are hereby amended by adding the terms of the Series A Cumulative Convertible Preferred Stock as set forth in the Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Series A Cumulative Convertible Preferred Stock of Vystar Corporation set forth below.

ARTICLE III.

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on May 2, 2013, in accordance with Section 14-2-1002 of the Georgia Business Corporation Code. Shareholder action was not required.

Certificate of Designations, Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Series A Cumulative Convertible Preferred Stock of Vystar Corporation

Section 1. Designation; Number of Shares. The shares of such series shall be designated as "10% Series A Cumulative Convertible Preferred Stock" (the "*Convertible Preferred Stock*"), and the number of shares constituting the Convertible Preferred Stock shall be 200,000. Such number of shares may be decreased by resolution of the Board of Directors or any successor provision; *provided*, that no such decrease shall reduce the number of authorized shares of Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, warrants, convertible or exchangeable securities or other rights to acquire shares of Convertible Preferred Stock.

Section 2. Stated Capital. The amount to be represented in the stated capital of the Corporation for each share of Convertible Preferred Stock shall be $0.01.

Section 3. Rank. The Convertible Preferred Stock shall rank prior to all of the Corporation's Common Stock, par value $0.01 per share (the "*Common Stock*"), now outstanding or hereafter issued, as to distributions of assets upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Section 4. Dividends. So long as any shares of Convertible Preferred Stock remain outstanding:

(a) If the Corporation makes any dividend or distribution of cash, securities (including, but not limited to, rights, warrants, options or evidences of indebtedness) or properties or assets on shares of Common Stock, then the Corporation shall simultaneously declare and pay a dividend or distribution on shares of Convertible Preferred Stock in the amount of dividends or distributions that would be made with respect to shares of Convertible Preferred Stock if such shares were converted into shares of Common Stock on the record date for such dividend or distribution (or if no record date is established, at the date such dividend or distribution is declared).

(b) The holders of Convertible Preferred Stock shall be entitled to receive dividends out of any funds legally available therefor prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of this Corporation's Common Stock) at a rate equal to ten percent (10%) cumulatively for such shares of Preferred Stock per annum.

Section 5. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount equal to the dividends accumulated and unpaid thereon to the date of final distribution to such holders, whether or not declared, without interest, plus a sum equal to $10 per share,

and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other capital stock of the Corporation ranking junior as to liquidation rights to the Convertible Preferred Stock (such Common Stock and other capital stock being referred to herein collectively as "*Junior Liquidation Stock*." After payment in full of the liquidation preference of the shares of the Convertible Preferred Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Convertible Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Convertible Preferred Stock then held by them. A merger or consolidation (other than one in which stockholders of the Corporation own a majority by voting power of the outstanding shares of the surviving or acquiring corporation) and a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of the Corporation shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section 5, thereby triggering payment of the liquidation preferences described above, unless the holders of 75% of the Convertible Preferred Stock elect otherwise.

Section 6. No Redemption. The shares of Convertible Preferred Stock shall not be redeemable.

Section 7. Conversion.

(a) *Conversion at Option of Holders.*

(i) Subject to the limitation set forth in Section 7(e), holders of Convertible Preferred Stock may on or after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, at their option upon surrender of the certificates therefor, convert up to five percent (5%) of their shares of Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) and an additional five percent (5%) of their Shares each subsequent monthly anniversary. Each share of Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Convertible Preferred Stock may initially be converted into full shares of Common Stock as is determined by *dividing* (A) the Original Issue Price by (B) the Conversion Price, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the "*Conversion Rate*"). "*Original Issue Price*" means $10. "*Conversion Price*" means $0.075. Upon conversion, no adjustment or payment shall be made in respect of accumulated and unpaid dividends on the Convertible Preferred Stock surrendered for conversion.

(ii) The right of holders of Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property upon conversion of Convertible Preferred Stock in a name other than that of the holder of the shares of Convertible Preferred Stock being converted, nor shall the Corporation shall be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(b) *Mandatory Conversion.* Subject to the limitation set forth in Section 7(e), each share of Convertible Preferred Stock shall be automatically converted into shares of Common Stock at the then effective Conversion Rate (i) upon the date on which at least 75% of the outstanding shares of Convertible Preferred Stock elect such conversion or (ii) upon the closing of an offering of equity securities for the account of the Corporation (other than by sale of the Convertible Preferred Stock pursuant to the Securities Purchase Agreement), *provided* that the aggregate gross proceeds to the Corporation are $10 million or more (net of underwriting commissions and expenses) (an "*Equity Offering*"), *provided further* that the Convertible Preferred Stock shall not be deemed to have converted until immediately after the closing of the Equity Offering.

(c) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Convertible Preferred Stock outstanding upon the basis hereinbefore provided shall at all times, after the six (6) month anniversary of the Investor's Securities Purchase Agreement Acceptance Date, be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Convertible Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Convertible Preferred Stock.

(d) Upon the surrender of certificates representing shares of Convertible Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.

Section 8. Adjustments to Conversion Rate.

(a) Notwithstanding anything in this Section 8 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 8 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 8 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as follows: In case the Corporation shall (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine the shares of its outstanding Common Stock into a smaller number of shares or (D) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of such event had such Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action). An adjustment pursuant to this subparagraph (a) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) Except as otherwise provided above in this Section 8, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

(c) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall send to each transfer agent for the Convertible Preferred Stock and the Common Stock, a statement signed by the Chairman of the Board of Directors, the President or Chief Executive Officer of the Corporation and by its Treasurer or its Secretary stating the adjusted Conversion Rate determined as provided in this Section 8; and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Rate is adjusted, the Corporation shall give notice by mail at the time of, and together with, the next dividend payment to the holders of record of Convertible Preferred Stock, setting forth the adjustment and the new Conversion Rate and Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

(d) Whenever the Corporation shall propose to take any of the actions specified in subparagraph (a) of this Section 8 which would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action to the holders of record of the outstanding Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.

Section 9. Convertible Preferred Stock Not Redeemable at Option of Holders or Exchangeable; No Sinking Fund. The Convertible Preferred Stock shall not be redeemable upon the request of holders thereof or exchangeable for other capital stock or indebtedness of the Corporation or other property. The shares of Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

Section 10. Voting Rights. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation, each holder of outstanding shares of Convertible Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which the shares of Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class.

Section 11. Certain Actions Not to be Taken Without Vote of Holders of Convertible Preferred Stock. So long as 10% of the shares of Convertible Preferred Stock are outstanding, in addition to any other vote or approval required under the Bylaws of the Corporation, the Corporation will not, without the written consent of the holders of at least 75% of the Convertible Preferred Stock,

either directly or by amendment, merger, consolidation or otherwise (i) create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Convertible Preferred Stock, or increase the authorized number of shares of Convertible Preferred Stock or (ii) purchase or redeem or pay any dividend on any capital stock prior to the Convertible Preferred Stock other than stock repurchased from former employees or consultants in connection with the cessation of their employment or services, as the case may be, at the lower of fair market value or cost, other than as approved by the Board of Directors.

Section 12. Outstanding Shares. For purposes of this Certificate of Designations, all shares of Convertible Preferred Stock shall be deemed outstanding except for (a) shares of Convertible Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation; (b) from the date of surrender of certificates representing Convertible Preferred Stock for conversion pursuant to Section 7, all shares of Convertible Preferred Stock which have been converted into Common Stock or other securities or property pursuant to Section 7.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Wilson Dean Waters, its Chief Financial Officer this 2nd day of May, 2013.

VYSTAR CORPORATION

By:

Name: W. DEAN WATERS

Title: CHIEF FINANCIAL OFFICER

Control No. 0368463

STATE OF GEORGIA

Secretary of State

Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE
OF
AMENDMENT

I, **Karen C Handel**, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VYSTAR CORPORATION
a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on **05/27/2009** and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on May 27, 2009

Karen C Handel
Secretary of State

Control No: 0368463
Date Filed: 05/27/2009 03:01 PM
Karen C Handel
Secretary of State

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF VYSTAR CORPORATION

Pursuant to Section 14-2-1003 of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation are hereby amended by deleting the first paragraph of Article Four and substituting in lieu therefore the following language:

"The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and Preferred Stock." The total number of shares which the Corporation is authorized to issue is Sixty-Five Million (65,000,000) shares of which Fifty Million (50,000,000) shall be Common Stock and Fifteen Million (15,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on April 14, 2009.

ARTICLE FOUR

In lieu of a meeting and vote of shareholders, the shareholders have given written consent to said amendment in accordance with the provisions of Section 14-2-704 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by a duly authorized officer, this 27th day of May, 2009.

VYSTAR CORPORATION

By: [signature]
Name: William R. Doyle
Title: Chairman, President and CEO

SOUTH GA OFFICE
SECRETARY OF STATE
RECEIVED
09 MAY 27 PM 3:37

State of Georgia
Amend/Restate 1 Page(s)

T0915409042

ATL17,119,720v1

Secretary of State
Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

DOCKET NUMBER : 042880130
CONTROL NUMBER: 0368463
EFFECTIVE DATE: 10/04/2004
REFERENCE : 0091
PRINT DATE : 10/14/2004
FORM NUMBER : 111

GREENBERG TRAURIG, LLP
DENISE A. MCSPADDEN
3290 NORTHSIDE PKWY, STE 400
ATLANTA, GA 30327

CERTIFICATE OF AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify underthe seal of my office that

VYSTAR CORPORATION
A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox
Secretary of State

042880130

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
VYSTAR CORPORATION 0368463

Pursuant to the provisions of the Georgia Business Corporation Code, the corporation hereinafter named (the "Corporation"), does hereby adopt the following Articles of Amendment.

ARTICLE ONE

The name of the corporation is Vystar Corporation (the "Corporation").

ARTICLE TWO

The Articles of Incorporation of Vystar Corporation be amended by deleting Article Four in its entirety and substituting therefore the following language:

"The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and Preferred Stock." The total number of shares which the Corporation is authorized to issue is Thirty-Five Million (35,000,000) shares of which Twenty-Five Million (25,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001.

The Preferred Stock authorized by the Articles of Incorporation may be issued from time to time in one or more series, each of which shall have such designation(s) or title(s) as may be fixed by the board of directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to fix or alter the dividend rates, conversion rights, rights and terms of redemption, including sinking fund provisions, the redemption price or prices, voting rights and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The rights, powers, preferences, limitations and restrictions, if any, accompanying such shares of Preferred Stock shall be set forth by resolution of the Board of Directors providing for the issue thereof prior to the issuance of any shares thereof, in accordance with the applicable provision of the Georgia Business Corporation Code. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue."

ARTICLE THREE

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on August 10th, 2004.

ARTICLE FOUR

In lieu of a meeting and vote of shareholders, the shareholders have given written consent to said amendment in accordance with the provisions of Section 14-2-704 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officers, this 10th day of August, 2004.

VYSTAR CORPORATION, INC.

By: Glen Smotherman
Title: Chief Financial Officer

Attest:

By:
Title: Assistant Secretary

SECRETARY OF STATE
2004 OCT -4 P 12:48
CORPORATIONS DIVISION

ATL-SRV02\487322v01

Secretary of State
Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

DOCKET NUMBER : 033510545
CONTROL NUMBER : 0368463
EFFECTIVE DATE : 12/17/2003
REFERENCE : 0077
PRINT DATE : 12/17/2003
FORM NUMBER : 412

GREENBERG TRAURIG LLP
CHRISTINE E. VOGT
STE 400, 3290 NORTHSIDE PKWY
ATLANTA GA 30327

CERTIFICATE OF MERGER AND NAME CHANGE

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:
VYSTAR ACQUISITION CORPORATION, A GEORGIA CORPORATION

Changing its Name to:
VYSTAR CORPORATION

Nonsurviving Entity/Entities:
VYSTAR L.L.C., A GEORGIA LIMITED LIABILITY COMPANY


STATE OF GEORGIA
1776

CATHY COX
SECRETARY OF STATE

03351054S

CERTIFICATE OF MERGER
OF
VYSTAR, L.L.C.,
a Georgia limited liability company
WITH AND INTO
VYSTAR ACQUISITION CORPORATION,
a Georgia corporation

I.

Pursuant to the provisions of Section 14-11-901 of the Georgia Limited Liability Company Act, and Section 14-2-1105 of the Georgia Business Corporation Code, VYSTAR, L.L.C., a Georgia limited liability company shall, upon the filing of this Certificate of Merger, be merged with and into VYSTAR ACQUISITION CORPORATION, a Georgia corporation, with VYSTAR ACQUISITION CORPORATION, a Georgia corporation, being the surviving corporation in the merger (the "Surviving Corporation").

II.

The Articles of Incorporation of VYSTAR ACQUISITION CORPORATION, a Georgia corporation, as in effect on the date hereof, shall be the Articles of Incorporation of the Surviving Corporation; provided, however, said Articles of Incorporation will, simultaneously with the filing of this Certificate of Merger, be amended by deleting Article One in its entirety and substituting therefore the following language, all as set forth on the form of Articles of Amendment attached as Exhibit "A" hereto, until further amended or changed as provided by law:

"ARTICLE ONE

The name of the Corporation is Vystar Corporation."

III.

The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation, which is located at 4619 Steeplechase Lane, Flowery Branch, Georgia 30542.

IV.

A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any member or shareholder of either party to the merger.

V.

The Agreement and Plan of Merger does not require the approval of the shareholders of the Surviving Corporation, pursuant to Section 14-2-1103(h) of the Georgia Business Corporation Code.

VI.

The request for publication of a Notice of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1105.1 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, the undersigned parties to the merger have caused this Certificate of Merger to be executed this 10th day of December, 2003.

VYSTAR, L.L.C.

By: ______________________
Travis W. Honeycutt, Member

VYSTAR ACQUISITION CORPORATION

By: ______________________
Glen Smotherman, Secretary

\\ATL-SRV02\431338v01\12/10/03

EXHIBIT "A"

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
VYSTAR ACQUISITION CORPORATION

ARTICLE I.

The name of the corporation is Vystar Acquisition Corporation (the "Corporation").

ARTICLE II.

The Corporation's Articles of Incorporation are hereby amended by deleting Article One in its entirety and substituting therefore the following language:

"The name of the corporation is Vystar Corporation."

ARTICLE III.

The amendment provided for herein was duly adopted by the Board of Directors of the Corporation on December __, 2003.

ARTICLE IV.

The amendment was adopted by the Board of Directors of the Corporation without shareholder action as shareholder action was not required.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set forth his hand as of this ___ day of December, 2003.

____
Glen Smotherman, Secretary

Secretary of State
Corporations Division
315 West Tower
#2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CONTROL NUMBER: 0368463
EFFECTIVE DATE: 12/17/2003
JURISDICTION : GEORGIA
REFERENCE : 0077
PRINT DATE : 12/17/2003
FORM NUMBER : 311

GREENBERG TRAURIG LLP
CHRISTINE E. VOGT
STE 400, 3290 NORTHSIDE PKWY
ATLANTA, GA 30327

CERTIFICATE OF INCORPORATION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

VYSTAR ACQUISITION CORPORATION
A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



STATE OF GEORGIA
1776

Cathy Cox
Secretary of State

ARTICLES OF INCORPORATION

OF

VYSTAR ACQUISITION CORPORATION

ARTICLE ONE
NAME

The name of the corporation is Vystar Acquisition Corporation.

ARTICLE TWO
REGISTERED OFFICE

The address of the registered office of the corporation in the State of Georgia is 3761 Venture Drive, Duluth, Gwinnett County, Georgia 30096. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE THREE
PURPOSES

The purpose of the corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Georgia Business Corporation Code.

ARTICLE FOUR
CAPITAL STOCK

The aggregate number of shares of stock which the corporation shall have authority to issue is Ten Million (10,000,000) shares of $.0001 par value common stock.

ARTICLE FIVE
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the corporation.

ARTICLE SIX
NO PREEMPTIVE RIGHTS

No shareholders shall have any preemptive rights to acquire unissued shares of the corporation.

ARTICLE SEVEN
INITIAL PRINCIPAL OFFICE

The address of the initial principal office of the corporation is 4619 Steeplechase Lane, Flowery Branch, Georgia 30542.

ARTICLE EIGHT
SHAREHOLDER ACTION BY WRITTEN CONSENT

To the extent allowed by law, any action that is required to be or may be taken at a meeting of the shareholders of the corporation may be taken without a meeting if written consent, setting forth the action, shall be signed by persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by classes) of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Notice shall be given within ten (10) days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders on the record date whose shares were not represented on the written consent.

ARTICLE NINE
PLACE OF MEETINGS AND RECORDS

Meetings of shareholders of the corporation may be held within or without the State of Georgia, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision of applicable law) within or without the State of Georgia at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE TEN
LIMITATION ON DIRECTORS' LIABILITY

A Director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the corporation, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the type of liability set forth under Section 14-2-832 of the Georgia Business Corporation Code, or (iv) for any transaction from which the Director received an improper personal benefit.

If the Georgia Business Corporation Code is hereafter amended to authorize the further elimination or limitation of the liability of a Director, then the liability of a Director of the corporation shall be eliminated or limited to the fullest extent permitted by the Georgia Business Corporation Code, as so amended.

Any repeal or modification of the foregoing provisions of this Article Ten by the shareholders of the corporation shall not adversely affect any right or protection of a Director of the corporation existing at the time of such repeal or modification.

The provisions of this Article Ten shall not be deemed to limit or preclude indemnification of a Director by the corporation for any liability of a Director which has not been eliminated by the provisions of this Article Ten.

ARTICLE ELEVEN
INCORPORATOR

The name and address of the incorporator is as follows:

Gerald L. Baxter
Greenberg Traurig, LLP
3290 Northside Parkway
Suite 400
Atlanta, Georgia 30327

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged these Articles of Incorporation this 17th day of December, 2003.

Gerald L. Baxter, Incorporator

CATHY COX
Secretary of State

OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
315 West Tower, #2 Martin Luther King, Jr. Drive
Atlanta, Georgia 30334-1530
(404) 656-2817
Registered agent, officer, entity status information via the Internet
http://www.georgiacorporations.org

WARREN RARY
Director

ENRICO M. ROBINSON
Assistant Director

TRANSMITTAL INFORMATION
GEORGIA PROFIT OR NONPROFIT CORPORATIONS

DO NOT WRITE IN SHADED AREA - SOS USE ONLY

DOCKET # ______ PENDING # P556999 CONTROL # ______

DOCKET CODE ______ DATE FILED ______ AMOUNT RECEIVED ______ CHECK/ RECEIPT # ______

TYPE CODE ______ EXAMINER ______ JURISDICTION (COUNTY) CODE 67

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1. ______
Corporate Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)

Vystar Acquisition Corporation
Corporate Name (List *exactly* as it appears in articles)

2. Christine E. Vogt, Greenberg Traurig LLP — 678-553-4753
Name of person filing articles (certificate will be mailed to this person, at address below) — Telephone Number

3290 Northside Parkway, Ste. 400
Address

Atlanta, GA 30327
City — State — Zip Code

3. Mail or deliver the following items to the Secretary of State, at the above address:

1) This transmittal form
2) Original and one copy of the Articles of Incorporation
3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

I certify that a Notice of Incorporation or Notice of Intent to Incorporate with a publication fee of $40.00 has been or will be mailed or delivered to the official organ of the county where the initial registered office of the corporation is to be located. (List of legal organs is posted at web site; or, the Clerk of Superior Court can advise you of the official organ in a particular county.)

Christine E. Vogt — 12/17/2003
Authorized signature of person filing documents — Date

Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org